                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      RARE HOSPITALITY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                  (RARE HOSPITALITY INTERNATIONAL, INC. LOGO)

                               8215 ROSWELL ROAD
                                  BUILDING 600
                             ATLANTA, GEORGIA 30350

                                                                   April 6, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of RARE Hospitality International, Inc., which will be held at the Swissotel Atlanta, 3391 Peachtree Road NE, Atlanta, Georgia, on Thursday, May 6, 1999, at 2:00 p.m. local time.

     I hope you are planning to attend the meeting so that you can become acquainted with the members of our Board of Directors and our management team. The items of business that will be considered and voted upon this year are explained in the accompanying Proxy Statement. Even if you are planning to attend in person, please complete the enclosed proxy card and return it to us.

     If you have any questions about the Proxy Statement or the 1998 Annual Report to Shareholders, please contact Mr. W. Douglas Benn at (770) 399-9595.

     We look forward to seeing you on May 6, 1999.

                                          Sincerely,
                                          /s/ George W. McKerrow, Jr.
                                          GEORGE W. McKERROW, JR.
                                          Chairman of the Board of Directors

                      RARE HOSPITALITY INTERNATIONAL, INC.
                               8215 ROSWELL ROAD
                                  BUILDING 600
                             ATLANTA, GEORGIA 30350
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 6, 1999
                             ---------------------

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of RARE Hospitality International, Inc. (the "Company"), will be held at the Swissotel Atlanta, 3391 Peachtree Road NE, Atlanta, Georgia, on Thursday, May 6, 1999, at 2:00 p.m. local time, for the following purposes:

          1. To elect three directors in Class I to serve until the 2002 Annual Meeting of Shareholders.

          2. To ratify the selection of KPMG LLP as the Company's independent auditors to serve for the fiscal year ending December 26, 1999.

          3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on March 15, 1999, are entitled to notice of and to vote at the Meeting and any adjournments thereof. The transfer books will not be closed. A complete list of shareholders entitled to vote at the Meeting will be available at the Meeting.

                                          By Order of the Board of Directors,
                                          /s/ W. Douglas Benn
                                          W. DOUGLAS BENN
                                          Secretary

Atlanta, Georgia
April 6, 1999

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                      RARE HOSPITALITY INTERNATIONAL, INC.
                               8215 ROSWELL ROAD
                                  BUILDING 600
                             ATLANTA, GEORGIA 30350
                                 APRIL 6, 1999
                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 6, 1999
                             ---------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to shareholders of RARE Hospitality International, Inc., a Georgia corporation (herein, unless the context otherwise requires, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of common stock of the Company ("Common Stock") for use at the Annual Meeting of Shareholders to be held at the Swissotel Atlanta, 3391 Peachtree Road NE, Atlanta, Georgia, on Thursday, May 6, 1999, at 2:00 p.m. local time, and at any adjournments thereof (the "Meeting").

     The Meeting will be held for the following purposes: (i) to elect three directors in Class I to serve until the 2002 Annual Meeting of Shareholders;
(ii) to ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 26, 1999; and (iii) to transact such other business as may properly come before the Meeting.

     The Company's mailing address and the location of its principal executive offices is 8215 Roswell Road, Building 600, Atlanta, Georgia 30350. This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about April 6, 1999.

SHAREHOLDERS ENTITLED TO VOTE

     Only shareholders of record of the Company at the close of business on March 15, 1999 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 11,954,706 shares of Common Stock issued and outstanding held by approximately 365 shareholders of record. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

QUORUM AND VOTING REQUIREMENTS

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on a matter at the Meeting will constitute a quorum to conduct business at the Meeting. Pursuant to the Bylaws of the Company, holders of Common Stock will be entitled to one vote for each share held.

     The election of directors will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote, provided a quorum is present. With respect to the election of directors, shareholders may: (1) vote "for" all of the director nominees; (2) "withhold" authority to vote for all of the nominees; or (3) withhold authority to vote for any individual nominee or nominees but vote for all other nominees. In the election of directors, votes to withhold authority and broker nonvotes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), both of which are considered present at the Meeting and counted for purposes of establishing a quorum, will have the same effect as a vote "against" the nominee.

     The ratification of the appointment of KPMG LLP as independent auditors will require that votes cast in favor of the proposal exceed the votes cast against the proposal, provided a quorum is present. With respect to the approval of the auditors, shareholders may: (1) vote "for" approval; (2) vote "against" approval; or (3) "abstain" from voting on the proposal. Abstentions and broker nonvotes will have no effect on the approval of the auditors.

PROXIES

     If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR OF THE COMPANY, (II) FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 26, 1999, AND (III) IF THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE FEBRUARY 20, 1999 OF ANY MATTERS PROPERLY BROUGHT BEFORE THE MEETING, IN THE SOLE DISCRETION OF THE PROXIES AS TO SUCH MATTERS.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: RARE Hospitality International, Inc., 8215 Roswell Road, Building 600, Atlanta, Georgia 30350, Attention: Mr. W. Douglas Benn, Secretary.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated Messrs. George W. McKerrow, Sr., Don L. Chapman, and Lewis H. Jordan for election as Class I directors to hold office until the 2002 Annual Meeting of Shareholders of the Company and until their successors shall have been elected and qualified.

     It is believed that all of the nominees will be available and able to serve as directors. It is anticipated that management shareholders of the Company will grant authority to vote for the election of all the nominees.

     The Company's Board of Directors currently consists of eight directors divided into three classes, with three directors currently in each of Classes I and II and two directors in Class III. The term of Class I, composed of Messrs. McKerrow Sr., Chapman and Jordan, expires at the Meeting. The terms of Class II and Class III expire at the Annual Meetings of Shareholders in 2000 and 2001, respectively. Directors hold office until the Annual Meeting of Shareholders of the Company in the year in which the term of their Class expires and until their successors have been duly elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE THREE NOMINEES FOR ELECTION AS DIRECTORS. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND ENTITLED TO VOTE AT THE MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

CERTAIN INFORMATION CONCERNING NOMINEES AND DIRECTORS

     The table on the following page sets forth the names of the nominees and of the directors continuing in office, their ages, the year in which each was first elected a director, their position(s) with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning membership on committees of the Board of Directors, see "Meetings of the Board of Directors and Committees" below. For information concerning directors' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

                       NOMINEES TO THE BOARD OF DIRECTORS

                  CLASS I -- TERM EXPIRING ANNUAL MEETING 2002

                                                                POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                             OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE                  FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---                 -------------------------------------
George W. McKerrow, Sr., 1982.............  73    Mr. McKerrow, Sr. was Chairman of the Board of Directors of the
                                                    Company from its organization in 1982 until February 1994 and continues as a director and employee of the Company. Before joining the Company, Mr. McKerrow, Sr. was the Vice President
                                                    and General Manager of the Dairypak Division of Champion
                                                    International Corporation. Mr. McKerrow's son, George W.
                                                    McKerrow, Jr., is the Chairman of the Board of Directors of the
                                                    Company.

                                                                POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                             OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE                  FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---                 -------------------------------------
Don L. Chapman, 1992......................  59    Mr. Chapman is Chief Executive Officer of S&S Tug LLC, the
                                                    successor to Tug Manufacturing Corporation, a manufacturer of aircraft towing equipment. Mr. Chapman was President and Chief
                                                    Executive Officer of Tug Manufacturing for more than five years prior to its acquisition in December 1998. Mr. Chapman is also a director of AirTran Holdings, Inc. and serves on the
                                                    compensation committee of that board. Mr. Chapman served as the
                                                    Chief Executive Officer of Opti-World, Inc. from June 1983 until February 1995.
Lewis H. Jordan, 1998.....................  54    Mr. Jordan is the founder and principal officer of Wingspread
                                                    Enterprises LLC, an investment and consulting firm, since
                                                    August 1997. Mr. Jordan has served as a director of AirTran
                                                    Holdings, Inc. since June 1993. Mr. Jordan was also President and Chief Operating Officer of ValuJet, Inc. from June 1993 until November 1997. Prior to 1993, Mr. Jordan held various executive officer positions in the airline industry.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

                 CLASS II -- TERM EXPIRING ANNUAL MEETING 2000

                                                                POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                             OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE                  FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---                 -------------------------------------
Philip J. Hickey, Jr., 1997...............  44    Mr. Hickey became the Company's President and Chief Operating
                                                    Officer and a director in October 1997. In July 1998, Mr.
                                                    Hickey became the Company's Chief Executive Officer. From
                                                    November 1992 until he joined the Company in October 1997, Mr.
                                                    Hickey served as President and Chief Operating Officer of
                                                    Innovative Restaurant Concepts, Inc. ("IRC") and Rio Bravo
                                                    International, Inc., operators and franchisors of casual dining restaurants that were acquired by Applebee's International,
                                                    Inc. in March 1995. From 1990 until 1992, Mr. Hickey was
                                                    President and Chief Executive Officer of H&M Restaurants Inc.,
                                                    which was acquired by IRC in 1992.
George W. McKerrow, Jr., 1982.............  48    Mr. McKerrow, Jr. has been Chairman of the Board of the Company since February 1994. Mr. McKerrow previously served as
                                                    President and a director of the Company from its organization in 1982 until February 1994, and also served as President of the Company from August 1997 to October 1997 and Chief
                                                    Executive Officer from August 1997 to July 1998. Mr. McKerrow
                                                    Jr. founded the first LongHorn Steakhouse in Atlanta, Georgia in 1981. Mr. McKerrow, Jr. is the son of George W. McKerrow,
                                                    Sr., a director of the Company.

                                                                POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                             OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE                  FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---                 -------------------------------------
Edward P. Grace, III, 1996................  48    Mr. Grace became a director in September 1996 pursuant to the acquisition of Bugaboo Creek Steak House, Inc. by the Company.
                                                    Mr. Grace was Vice Chairman of the Board of Directors of the
                                                    Company from October 1997 until February 1999. Mr. Grace serves as President of Phelps Grace International, Inc., a developer and operator of restaurants. Mr. Grace is a director of Merkert
                                                    American Corp., a publicly traded food brokerage company. He is also chairman of the audit committee and serves on its
                                                    compensation committee. Mr. Grace is trustee at the University of Vermont, Bryant College and Johnson & Wales University. From
                                                    1989 until September 1996, Mr. Grace served as Chairman of the
                                                    Board, President and Chief Executive Officer of Bugaboo Creek
                                                    Steak House, Inc.

                 CLASS III -- TERM EXPIRING ANNUAL MEETING 2001

                                                         POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                       OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE           FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---          -------------------------------------
Ronald W. San Martin, 1985................  51    Mr. San Martin serves as President of 490 East Paces
                                                    Ferry, Inc., Chief Financial Officer of Fishbone
                                                    LLC, and has held the position of Chief Financial
                                                    Officer (since June 1995) and Secretary (since
                                                    January 1996) of We're Cookin' Inc., all of which
                                                    are restaurant development and operating
                                                    companies. Mr. San Martin was the Chief Financial
                                                    Officer and the Secretary of the Company from May
                                                    1985 until June 1995 and was Chief Operating
                                                    Officer from August 1997 until December 1997.
                                                    Prior to joining the Company, Mr. San Martin was a
                                                    tax manager at Evans, Snyder & Co., Certified
                                                    Public Accountants.
John G. Pawly, 1993.......................  70    Mr. Pawly has retired as a senior consultant for
                                                    Attwood Corporation, a manufacturer of boating
                                                    accessories and general hardware, a position he
                                                    held following its merger in January 1994 with
                                                    Pawly Industries Corporation, a privately held
                                                    manufacturer of boating accessories. Mr. Pawly
                                                    served as President and principal shareholder of
                                                    Pawly Industries Corporation and Chairman and
                                                    Chief Executive Officer of L.S. Brown Co., a
                                                    division of Pawly Industries Corporation, for more
                                                    than five years prior to January 1994.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of Georgia and the Bylaws of the Company. The Company has standing Audit, Compensation and Stock Option Committees of the Board of Directors and does not have a Nominating Committee.

     Audit Committee. For 1998, the members of the Audit Committee were Don L. Chapman, John G. Pawly and Ronald W. San Martin. Beginning in 1999, the members of the Audit Committee are Edward P. Grace, III, Lewis H. Jordan and Ronald W. San Martin. The Audit Committee recommends to the Board of Directors for their approval the independent accountants to audit the financial statements of the Company, which includes an inspection of the books and accounts of the Company, and reviews with such accountants the scope of their audit and their report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting procedures. The Audit Committee held six meetings during the 1998 fiscal year.

     Compensation Committee. For 1998, the members of the Compensation Committee were Don L. Chapman, Edward P. Grace, III and John G. Pawly. Beginning in 1999, the members of the Compensation Committee are Don L. Chapman, John G. Pawly and Ronald W. San Martin. The function of the Compensation Committee is to review and approve the compensation of executive officers including salary, bonus and other annual compensation awards. The Compensation Committee reports to the Board of Directors. The Compensation Committee held one meeting during the 1998 fiscal year.

     Stock Option Committee. For 1998, the members of the Stock Option Committee were Don L. Chapman and John G. Pawly. Beginning in 1999, the members of the Stock Option Committee are Lewis H. Jordan and John G. Pawly. The Stock Option Committee establishes targets and then recommends incentive awards under the incentive compensation plans of the Company for executive officers and other key personnel of the Company. The Stock Option Committee held one meeting during the 1998 fiscal year.

     During the 1998 fiscal year, the Company's Board of Directors met six times. Each director, during the period he was a director, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors of which he was a member.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Except for Messrs. McKerrow, Jr., and Hickey, discussed above, the following table sets forth the names of the executive officers of the Company, their ages, their position(s) with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

                                                         POSITIONS WITH THE COMPANY, PRINCIPAL
                                                          OCCUPATIONS DURING AT LEAST THE PAST
NAME                                        AGE           FIVE YEARS, AND OTHER DIRECTORSHIPS
----                                        ---          -------------------------------------
Eugene I. Lee.............................  38    Mr. Lee became the Company's Chief Operating Officer
                                                    in January 1999. Prior to that, he was Executive
                                                    Vice President, Operations -- LongHorn Steakhouse
                                                    Division from October 1997 until January 1999, and
                                                    was the Company's Executive Vice President,
                                                    Operations -- Bugaboo Creek Steak House Division
                                                    from January 1997 until October 1997. For more
                                                    than five years prior to joining the Company, he
                                                    occupied various positions with Uno Restaurant
                                                    Corporation, an operator of restaurants, including
                                                    Senior Vice President -- Operations.
Thomas W. Gathers.........................  43    Mr. Gathers became the Company's Executive Vice
                                                    President, Human Resources in December 1998. From
                                                    August 1990 until joining the Company, he was
                                                    Senior Vice President -- Human Resources with Uno
                                                    Restaurant Corporation. From 1981 until August
                                                    1990, Mr. Gathers held various senior-level
                                                    training and development positions at Darden
                                                    Restaurants, Inc.

                                                         POSITIONS WITH THE COMPANY, PRINCIPAL
                                                          OCCUPATIONS DURING AT LEAST THE PAST
NAME                                        AGE           FIVE YEARS, AND OTHER DIRECTORSHIPS
----                                        ---          -------------------------------------
W. Douglas Benn...........................  44    Mr. Benn became the Company's Executive Vice
                                                    President, Finance, Chief Financial Officer and
                                                    Secretary in March 1998. Before joining the
                                                    Company, Mr. Benn was an independent financial
                                                    consultant providing consulting services primarily
                                                    to companies in the restaurant industry, including
                                                    the Company, from February 1997 until March 1998.
                                                    From April 1987 until February 1997, Mr. Benn was
                                                    the Chief Financial Officer of Innovative
                                                    Restaurant Concepts, Inc., an operator and
                                                    franchisor of casual dining restaurants that was
                                                    acquired by Applebee's International, Inc. in
                                                    March 1995.

      BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON
             STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

     Based solely on information made available to the Company, the following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 8, 1999, by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director and nominee for director of the Company, (iii) the Named Executive Officers of the Company (as defined under "Executive Compensation" below), and (iv) all of the Company's executive officers and directors as a group.

                                                               SHARES BENEFICIALLY
                                                                      OWNED
                                                              ---------------------
NAME(1)                                                        SHARES       PERCENT
-------                                                       ---------     -------
George W. McKerrow, Jr......................................    329,993(2)    2.7%
Philip J. Hickey, Jr........................................    191,350(3)    1.6%
Ronald W. San Martin........................................    272,500(4)    2.3%
George W. McKerrow, Sr......................................    370,000(5)    3.1%
Edward P. Grace, III........................................    112,244(6)      *
Don L. Chapman..............................................     27,500(7)      *
John G. Pawly...............................................     22,500(8)      *
Lewis H. Jordan.............................................      6,000(9)      *
Eugene I. Lee...............................................     63,500(10)     *
W. Douglas Benn.............................................     67,750(11)     *
William A. Burnett..........................................    111,544(12)     *
Thomas W. Gathers...........................................      1,000         *
SAFECO Corporation..........................................    704,300(13)   5.9%
Brinson Partners, Inc.......................................    637,961(14)   5.3%
All executive officers and directors as a group (twelve
  persons)..................................................  1,575,881(15)  12.7%

SAFECO Corporation and Brinson Partners, Inc. are the only shareholders known by the Company to be the beneficial owners of more than 5% of the Company's common stock.
---------------

   * Less than one percent.
 (1) The named shareholders have sole voting and investment power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated. Shares underlying stock options that are exercisable within 60 days are deemed to be outstanding for the purpose of computing the outstanding shares owned by the particular person and by the group, but are not deemed outstanding for any other purpose.
 (2) Includes 5,265 shares held as custodian for one of his daughters and 50,000 shares that are subject to stock options exercisable within 60 days.

 (3) Includes 10,000 shares held in an irrevocable trust for his daughter, 10,000 shares held in an irrevocable trust for his son, 2,100 shares owned jointly with his wife and 100,000 shares that are subject to stock options exercisable within 60 days.
 (4) Includes 100,000 shares pledged to secure a loan to Mr. San Martin over which he has sole voting and shared investment power and 37,500 shares that are subject to stock options exercisable within 60 days.
 (5) Consists of 370,000 shares held by the George W. McKerrow, Sr. Revocable Trust. Mr. McKerrow Sr. is the sole trustee of such trust and has sole voting and investment power over all 370,000 shares held by the trust.
 (6) Includes 9,089 shares held as trustee of a retained annuity trust, 60,542 held by the Grace Family Limited Partnership and 1,293 shares held as a general partner of Grace Associates and 41,250 shares that are subject to stock options exercisable within 60 days of the date of this Proxy Statement.
 (7) Includes 18,500 shares that are subject to stock options exercisable within 60 days.
 (8) Includes 16,500 shares that are subject to stock options exercisable within 60 days.
 (9) Includes 2,500 shares that are subject to stock options exercisable within 60 days.
(10) Includes 62,000 shares that are subject to stock options exercisable within 60 days.
(11) Includes 500 shares held as custodian for his children and 63,750 shares that are subject to stock options exercisable within 60 days.
(12) Includes 704 shares held by his wife in an IRA and 63,750 shares that are subject to stock options exercisable within 60 days.
(13) Based on a Form 13G dated February 11, 1999, filed by SAFECO Corporation. The address of SAFECO Corporation is SAFECO Plaza, Seattle, WA 98185.
(14) Based on a Form 13G dated February 3, 1999, filed by Brinson Partners, Inc. The address of Brinson Partners, Inc. is 209 South LaSalle, Chicago, IL 60604.

                             EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 29, 1996, December 28, 1997, and December 27, 1998, for (i) all individuals serving as the registrant's chief executive officer or acting in a similar capacity during the last completed fiscal year; and (ii) each of the executive officers of the Company (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                          ------------
                                                 ANNUAL COMPENSATION       SECURITIES
                                              -------------------------    UNDERLYING     ALL OTHER
        NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS      OPTIONS      COMPENSATION
        ---------------------------           ----   --------   -------   ------------   ------------
George W. McKerrow, Jr. ....................  1998   $229,533   $82,733     100,000        $ 5,000(2)
  Chairman of the Board                       1997    190,694        --          --          4,603(2)
  of Directors(1)                             1996    120,000        --          --          3,761(2)
Philip J. Hickey, Jr. ......................  1998    251,923   183,076          --             --
  President and Chief Executive               1997     41,209    50,000     300,000             --
  Officer and a Director(3)
Eugene I. Lee...............................  1998    190,340    72,359          --             --
  Chief Operating Officer                     1997    142,634    30,000     180,000          2,536(4)
W. Douglas Benn.............................  1998    132,933    61,220     113,750             --
  Executive Vice President, Finance, Chief
  Financial Officer, and Secretary(5)
William A. Burnett..........................  1998    160,000    30,600          --          4,385(6)
  Vice President, Operations --               1997     67,033        --     150,000          3,851(6)
  The Capital Grille                          1996    138,942    27,000          --         12,038(6)
Thomas W. Gathers...........................  1998     10,165        --      30,000             --
  Executive Vice President,
  Human Resources(7)

---------------

(1) Mr. McKerrow Jr. was Chief Executive Officer from July 31, 1997 through July 30, 1998.
(2) Consists of discretionary and matching contributions to the Company's 401(k) Plan. The matching contributions are based on pre-tax elective contributions (included under salary and bonus) made to such plan.
(3) Mr. Hickey Jr. was employed by the Company as President effective October 30, 1997 and became Chief Executive Officer effective July 30, 1998.
(4) Consists of automobile allowance.
(5) Mr. Benn was employed by the Company effective March 23, 1998. See "Executive Compensation -- Employment Contracts."
(6) Consists of discretionary and matching contributions to the Company's 401(k) Plan of $4,385, $1,602, and $2,438 in 1998, 1997 and 1996, respectively; and
    automobile allowances of $2,249 and $9,600 in 1997 and 1996, respectively.
(7) Mr. Gathers was employed by the Company effective December 7, 1998. See "Executive Compensation -- Employment Contracts."

                             OPTION GRANTS IN 1998

     The following table presents further information on grants of stock options during the year ended December 27, 1998 to the Named Executive Officers. Such grants are reflected in the Summary Compensation Table above.

                                                    INDIVIDUAL GRANTS
                                    -------------------------------------------------    POTENTIAL REALIZABLE
                                                     % OF                                  VALUE AT ASSUMED
                                    NUMBER OF       OPTIONS                              ANNUAL RATES OF STOCK
                                    SECURITIES    GRANTED TO    EXERCISE                PRICE APPRECIATION FOR
                                    UNDERLYING     EMPLOYEES    OR BASE                     OPTION TERM(1)
                                     OPTIONS          IN         PRICE     EXPIRATION   -----------------------
NAME                                GRANTED(#)    FISCAL YEAR    ($/SH)       DATE        5%($)       10%($)
----                                ----------    -----------   --------   ----------   ---------   -----------
George W. McKerrow, Jr............   100,000(2)      20.64        9.750     2/13/08      613,172     1,553,899
W. Douglas Benn...................    63,750(3)      13.16       11.380     3/24/08      455,728     1,155,394
                                      25,000(4)       5.16       12.000     3/24/08      163,217       437,596
                                      25,000(5)       5.16       14.000     3/24/08      113,217       387,596
Thomas W. Gathers.................    10,000(6)       2.06       12.125     12/7/08       76,253       193,241
                                      20,000(7)       4.13       14.125     12/7/08      112,507       346,483

---------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options at the end of the option term, which is one day less than ten years for all options listed. The assumed 5% and 10% rates of stock appreciation are mandated by the rules of the SEC and may not accurately reflect the appreciation of the price of the Common Stock from the grant date until the end of the option term. These assumptions are not intended to forecast future price appreciation of the Company's Common Stock.
(2) This option became exercisable with respect to one-half of the shares on February 13, 1999 and will become exercisable with respect to the other one-half of the shares on February 13, 2000.
(3) This option became exercisable on March 23, 1999.
(4) This option will become exercisable on March 23, 2000.
(5) This option will become exercisable on March 23, 2001.
(6) This option will become exercisable on December 7, 1999.
(7) This option will become exercisable with respect to one-half of the shares on December 7, 2000 and will become exercisable with respect to the other one-half of the shares on December 7, 2001.

                      AGGREGATED OPTION EXERCISES IN 1998
                           AND YEAR-END OPTION VALUES

     The following table presents information with respect to options exercised by the Named Executive Officers during 1998 and the fiscal year end values of unexercised options to purchase the Company's Common Stock held by the Named Executive Officers as of December 27, 1998.

                                                                    NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                                               OPTIONS AT FISCAL YEAR-END(#)      AT FISCAL YEAR-END($)(2)
                            SHARES ACQUIRED       VALUE        ------------------------------   ----------------------------
NAME                        ON EXERCISE(#)    REALIZED($)(1)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                        ---------------   --------------   ------------    --------------   -----------    -------------
George W. McKerrow,
  Jr. ....................        --               --                 --          100,000              --         387,500
Philip J. Hickey, Jr. ....        --               --            100,000          200,000         449,500         162,500
Eugene I. Lee.............        --               --             56,000          124,000         193,750          81,250
W. Douglas Benn...........        --               --                 --          113,750              --         183,744
William A. Burnett........        --               --             96,560          120,840         276,500          59,125
Thomas W. Gathers.........        --               --                 --           30,000              --          15,000

---------------

(1) "Value Realized" represents the amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.
(2) Represents the fair market value as of December 24, 1998, the last trading day before the Company's fiscal year-end ($13.625), of the shares underlying the options less the exercise price of the options.

     Compensation of Directors. Directors of the Company who are not also employees receive an annual retainer of $4,000, director fees of $1,000 per meeting attended and $500 per committee meeting attended, plus reimbursement of travel and other expenses incurred in connection with the performance of their duties. Directors who are also employees of the Company are not paid any compensation for their services as directors. In addition, non-employee Directors are also eligible to receive formula plan stock options under the Company's 1996 Stock Plan for Outside Directors ("Directors Plan"). In 1998, Mr. Jordan received options to purchase 1,250 shares of Common Stock at an exercise price of $14.63 per share under the Directors Plan and 1,250 shares of Common Stock at an exercise price of $14.63 under the Company's Amended and Restated 1992 Incentive Plan. In addition, in February 1999, Mr. Jordan was granted options to purchase 2,500 shares of common stock at an exercise price of $14.188 under the Directors Plan.

     Employment Contracts. Effective January 1, 1992, the Company entered into an employment agreement with Mr. McKerrow, Jr. For 1998, Mr. McKerrow Jr.'s annual salary was $250,000 until August 1, 1998, at which date it was reduced to $200,000. This agreement also provides for the employment of Mr. McKerrow, Jr. for an indefinite period in the position he currently occupies, which employment may be terminated by either party at will. In addition, Mr. McKerrow, Jr. agrees that for a period of one year following the termination of his employment with the Company, without the consent of the Company he will not engage, in a general management capacity, in the operation of a steak restaurant within the Company's then current market areas.

     On September 30, 1997, the Company entered into an employment agreement (the "Hickey Employment Agreement") with Mr. Philip J. Hickey, Jr., who began serving as the Company's President and Chief Operating Officer effective October 30, 1997. Under the Hickey Employment Agreement, which has an initial term ending December 31, 2000 and renews annually thereafter unless terminated by either party, Mr. Hickey receives an annual salary of $262,500 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus of up to 100% of his annual salary as determined and paid in accordance with the bonus program for the executive officers of the Company. In addition, Mr. Hickey received an initial, one-time only bonus of $50,000 for entering into the Hickey Employment Agreement with the Company. The Hickey Employment Agreement also provided for the granting of options to purchase an aggregate of 300,000 shares of the Company's Common Stock to Mr. Hickey. The exercisability of these options may accelerate upon the termination of Mr. Hickey's employment under certain conditions.

     The Hickey Employment Agreement provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Hickey's employment without cause or Mr. Hickey terminates his employment "for reason." In addition, the exercisability of options granted under the Hickey Employment Agreement will accelerate as provided in the agreements governing such options in the event of the termination of Mr. Hickey's employment for death or disability or if the Company terminates his employment without cause or Mr. Hickey terminates "for reason."

     The Hickey Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without the consent of the Company Mr. Hickey will not compete with the Company during his employment nor for a period of 12 months following his termination.

     On October 16, 1997, the Company entered into an employment agreement (the "Lee Employment Agreement") with Mr. Eugene I. Lee, who began serving as the Company's Executive Vice President, Operations -- LongHorn Steakhouse Division effective as of such date. Under the Lee Employment Agreement, which is terminable at will by either the Company or Mr. Lee at any time, Mr. Lee currently receives an annual salary of $206,250 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. The Lee Employment Agreement also provided for the granting of options to purchase an aggregate of 150,000 shares of the Company's Common Stock to Mr. Lee. The exercisability of these options will accelerate in the event of a change in control of the Company occurring within two years following the date of the Lee Employment Agreement. The Lee Employment Agreement also provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Lee's employment without cause.

     The Lee Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without the consent of the Company Mr. Lee will not compete with the Company during his employment nor for a period of 12 months following his termination.

     On March 23, 1998, the Company entered into an employment agreement (the "Benn Employment Agreement") with Mr. W. Douglas Benn, who began serving as the Company's Executive Vice President, Finance and Chief Financial Officer effective as of that date. Under the Benn Employment Agreement, which is terminable at will by either the Company or Mr. Benn at any time, Mr. Benn receives an annual salary of $175,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. During the term of the Benn Employment Agreement, Mr. Benn's maximum bonus potential under such bonus program shall not be less than 50% of Mr. Benn's base compensation for the fiscal year. The Benn Employment Agreement also provided for the granting of options to purchase an aggregate of 113,750 shares of the Company's Common Stock to Mr. Benn. The exercise prices and periods of exercisability of such options are set forth above under "Executive Compensation -- Option Grants in 1998." The exercisability of these options will accelerate in the event of a change in control of the Company occurring within two years following the date of the Benn Employment Agreement. The Benn Employment Agreement also provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Benn's employment without cause.

     The Benn Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without the consent of the Company Mr. Benn will not compete with the Company during his employment nor for a period of 12 months following his termination.

     On November 30, 1998, the Company entered into an employment agreement (the "Gathers Employment Agreement") with Thomas W. Gathers, who began serving as the Company's Executive Vice President, Human Resources, effective as of December 7, 1998. Under the Gathers Employment Agreement, which is terminable at will by either the Company or Mr. Gathers at any time, Mr. Gathers receives an annual salary of $185,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. During the term of the Gathers Employment Agreement, Mr. Gathers' maximum bonus potential under such bonus program shall not be less than 40% of Mr. Gathers' base compensation for the fiscal year. In addition, Mr. Gathers received a loan from the Company in the amount of $40,000, payable on demand at any time following the termination of Mr. Gathers' employment by Mr. Gathers or by the Company for cause prior to November 30, 2000. If Mr. Gathers remains employed by the Company on November 30, 2000, this loan will be forgiven as additional compensation to Mr. Gathers. The Gathers Employment Agreement also provided for the granting of options to purchase an aggregate of 30,000 shares of the Company's common stock. The exercisability of these options will accelerate in the event of a change in control of the Company occurring within two years following the date of the Employment Agreement. The exercise prices and periods of exercisability of such options are set forth above under "Executive Compensation -- Option Grants in 1998." The Gathers Employment Agreement provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Gather's employment without cause.

     The Gathers Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without consent of the Company, Mr. Gathers will not compete with the Company during his employment nor for a period of twelve (12) months following his termination.

     On November 3, 1997, the Company entered into an employment agreement (the "Burnett Employment Agreement") with Mr. William A. Burnett, who began serving as the Company's Executive Vice President for The Capital Grille and Bugaboo Creek Steak House effective as of such date. Under the Burnett Employment Agreement, which is terminable at will by either the Company or Mr. Burnett at any time, Mr. Burnett receives an annual salary of $160,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. The Burnett Employment Agreement also provided for the granting of options to purchase an aggregate of 150,000 shares of the Company's Common Stock to Mr. Burnett. The exercisability of these options will accelerate in the event of a change in control of the Company occurring within two years following the date of the Burnett Employment Agreement. The Burnett Employment Agreement also provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Burnett's employment without cause.

     The Burnett Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without the consent of the Company Mr. Burnett will not compete with the Company during his employment nor for a period of 12 months following his termination.

                          SHAREHOLDER RETURN ANALYSIS

     The following line-graph presentation compares cumulative shareholder returns of the Company with the Nasdaq Stock Market (U.S. Companies) and a Peer Index for the period beginning on December 31, 1993 (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies), and the Peer Index on December 31, 1993 and reinvestment of all dividends).

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                      RARE HOSPITALITY INTERNATIONAL, INC.
                         (FIVE-YEAR PERFORMANCE GRAPH)

                             YEAR-END TOTAL RETURNS

                                            1993      1994      1995      1996      1997      1998
                                           -------   -------   -------   -------   -------   -------
RARE Hospitality International, Inc......  $100.00   $103.00   $215.20   $230.30   $113.60   $165.20
NASDAQ Stock Market......................   100.00     97.80    138.30    170.20    200.50    289.50
Peer Index...............................   100.00     71.90     82.20     79.40     91.50     94.60

     Total return calculations for the Nasdaq Stock Market (U.S. Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is composed of companies, including the Company, offering a wide variety of restaurant services and franchising found primarily in the Standard Industrial Classification ("SIC") Code groups 5810 and 5812 with one company in group 6790. Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index will be provided to any shareholder upon request to the Secretary of the Company.

                COMPENSATION AND STOCK OPTION COMMITTEES' REPORT
                           ON EXECUTIVE COMPENSATION

     The compensation of the Company's executives, including those with employment agreements, is subject to annual review and approval by the Compensation Committee. Compensation of executives generally consists of base salary, cash bonuses, participation in various benefit plans on the same basis as other employees of the Company, and the award of stock options. In establishing compensation policies and levels, the Compensation Committee seeks to attract and retain an outstanding group of executives and to align the interests of those executives with the Company's overall business strategies and goals.

     In January 1998, the Compensation Committee reviewed the compensation of the Company's executives and determined salaries in light of the level of responsibility of the executives, prior experience and achievements and the importance of each executive's contribution to the Company. The Compensation Committee's determinations of the level of compensation for the Named Executive Officers described in "Executive Compensation" above was also based upon a review of compensation levels at comparable companies in the Peer Index and the prior level of the executive's base compensation.

     The base compensation of George W. McKerrow, Jr., former Chief Executive Officer, was decreased to $200,000 on August 1, 1998 when Philip J. Hickey, Jr. assumed the position of Chief Executive Officer. The Compensation Committee increased the base compensation of Philip J. Hickey, Jr. by 5% to $262,500 on November 1, 1998 in recognition of his services during the previous 12 months.

     The Company's executives are entitled to receive bonuses under a plan that bases bonuses on the Company's earnings or a combination of the Company's earnings and the performance of the concept in which the executive was employed. The bonus compensation of the Chief Executive Officer under this plan is entirely based on the Company's earnings. For 1998, cash bonuses were paid to each named Executive Officer under this plan.

     The Stock Option Committee determines from time to time the key employees of the Company who are entitled to receive options under the Company's Amended and Restated 1992 Incentive Plan and from time to time grants to such key employees options under the Incentive Plan to provide greater incentive to such employees to increase the long-term value of the Company and its stock. Additionally, stock options or other stock-based incentive awards may be granted Under the Company's 1997 Long-Term Incentive Plan, which was adopted in October 1997, and was administered in 1998 by the Compensation Committee. The Stock Option Committee granted options to purchase shares of the Company's stock to George W. McKerrow, Jr. during 1998. The Compensation Committee granted options to purchase shares of the Company's stock to W. Douglas Benn, Chief Financial Officer, and Thomas W. Gathers, Executive Vice President, Human Resources, in 1998 in connection with their respective commencements of employment with the Company.

     During 1998, the Compensation Committee approved the Company's employment agreements with W. Douglas Benn and Thomas W. Gathers. These agreements provide for a base level of compensation, participation in such executive bonus compensation plan as may be in effect from time to time and options to purchase shares of the Company's stock, which options vest over a three-year period at increasing exercise prices.

     Section 162(m) of the Internal Revenue Code (the "Code") adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" for this purpose is defined generally as the Chief Executive Officer and the four other highest paid employees of the Company. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by the shareholders. Because of the current levels of compensation of the Company's highest paid employees, the Compensation Committee has not yet developed a formal policy on this matter. Generally speaking, the Compensation Committee's executive compensation policies are performance-based, as described above.

COMPENSATION COMMITTEE                     STOCK OPTION COMMITTEE
Don L. Chapman                             Don L.Chapman
Edward P. Grace, III                       John G. Pawly
John G. Pawly

                              CERTAIN TRANSACTIONS

     LongHorn of Tennessee. LongHorn Steaks of Tennessee, Inc., which was acquired by the Company in April 1992, operated two LongHorn Steakhouses in Nashville, Tennessee pursuant to a franchise agreement with the Company. In connection with the acquisition, the Company assumed a lease on one restaurant site and agreed to indemnify the former shareholders of LongHorn of Tennessee, including Messrs. McKerrow, Sr., McKerrow, Jr. and San Martin, from any losses resulting from the Company's failure to perform its obligations under this lease. Future minimum lease payments under this lease aggregated $141,000 at December 27, 1998.

     Other Transactions. The Company leases the land and buildings in which it operates its Tucker, Georgia LongHorn Steakhouse from a partnership that is owned 15% by Mr. McKerrow, Sr., 15% by Mr. McKerrow, Jr., 10% by Mr. San Martin and 60% by three unrelated individuals. This lease was entered into for a term of five years beginning on July 1, 1986, renewable for two additional five year periods, and provides for monthly rent equal to the greater of $3,700 ($4,200 and $4,700, respectively, in the two subsequent five-year periods) or 5% of the restaurant's adjusted gross revenues. The lease was renewed for an additional five-year period beginning on July 1, 1996. Under the terms of the lease, the Company pays all taxes, utilities, and maintenance of the leased premises. This lease is on substantially the same terms as other leases the Company has entered into with unrelated parties with respect to other Company-owned restaurants. The Company paid the partnership rent of $115,332 in 1998.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1998, Messrs. Chapman, Grace and Pawly served on the Compensation Committee, and Messrs. Chapman and Pawly served on the Stock Option Committee. None of them were an officer or employee of the Company or any of its subsidiaries in 1998. Mr. Grace served as President of certain of the Company's subsidiaries during 1996.

                                  PROPOSAL II

                     RATIFICATION OF SELECTION OF AUDITORS

     The Company's Board of Directors has selected KPMG LLP to conduct the annual audit of the financial statements of the Company for the fiscal year ending December 26, 1999. The ratification by the shareholders of the selection of KPMG LLP as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of most publicly held corporations, is nevertheless submitting this selection to the shareholders. If this selection is not ratified at the Meeting, the Board of Directors intends to reconsider its selection of independent auditors for the fiscal year ending December 26, 1999.

     Representatives of KPMG LLP will be present at the Meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm's audit of the Company's financial statements for the fiscal year ended December 26, 1999.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 26, 1999. RATIFICATION OF KPMG PEAT MARWICK LLP REQUIRES THAT THE

VOTES CAST IN FAVOR OF RATIFICATION EXCEED THE VOTES CAST AGAINST RATIFICATION AT THE MEETING AT WHICH A QUORUM IS PRESENT.

                             SHAREHOLDER PROPOSALS

     ANY PROPOSAL WHICH A COMPANY SHAREHOLDER INTENDS TO PRESENT IN ACCORDANCE WITH RULE 14A-8 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 2000 MUST BE RECEIVED BY THE COMPANY ON OR BEFORE DECEMBER 8, 1999. NOTICE OF SHAREHOLDER PROPOSALS SUBMITTED OUTSIDE OF RULE 14A-8 OF THE EXCHANGE ACT WILL BE CONSIDERED UNTIMELY IF RECEIVED BY THE COMPANY AFTER FEBRUARY 21, 2000. Only proper proposals under Rule 14a-8 of the Exchange Act, which are timely received will be included in the Proxy Statement and Proxy.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of the copies of reports furnished to the Company, or written representations that no annual forms (Form 5) were required, the Company believes that, during the 1998 fiscal year, all filing requirements of its officers, directors and 10% shareholders for reporting to the Securities and Exchange Commission their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934) were complied with, except for the following: Mr. Benn reported one transaction on a Form 4 in the month subsequent to the month in which it should have been reported.

MISCELLANEOUS

     Management does not know of any matters to be brought before the Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Meeting of which the Company did not receive notice on or before February 20, 1999, the persons designated as proxies will vote in their sole discretion on such matters.

                 PROXY FOR RARE HOSPITALITY INTERNATIONAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                ATLANTA, GEORGIA

    The undersigned shareholder of RARE Hospitality International, Inc. (the "Company"), Atlanta, Georgia, hereby constitutes and appoints Philip J. Hickey, Jr. and W. Douglas Benn, or either one of them, each with full power of substitution, to vote the number of shares of Company common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Swissotel Atlanta, 3391 Peachtree Road NE, Atlanta, Georgia, on Thursday, May 6, 1999, at 2:00 p.m. local time, or at any adjournments thereof (the "Meeting"), upon the proposals described in the Notice of Annual Meeting of Shareholders and Proxy Statement, both dated April 6, 1999, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and are further authorized to vote on matters properly brought before the Meeting or any adjournment thereof, which the Board of Directors did not have notice on or before February 20, 1999. The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. ELECTION OF DIRECTORS: To elect George W. McKerrow Sr., Don L. Chapman, and Lewis H. Jordan to serve as Class I directors until the 2002 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

                   FOR [ ]                WITHHOLD AUTHORITY [ ]

    To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:

--------------------------------------------------------------------------------

2. RATIFICATION OF AUDITORS: To ratify the selection of KPMG LLP to serve as the independent auditors of the Company for the fiscal year ended December 26, 1999:

               FOR [ ]            AGAINST [ ]            ABSTAIN [ ]

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF OF WHICH THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE FEBRUARY 20, 1999.

    Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         ---------------------------------------
                                         Signature of Shareholder

                                         ---------------------------------------
                                         Signature of Other Shareholder (if held
                                         jointly)

                                         Dated: --------------------------, 1999

THIS PROXY IS SOLICITED ON BEHALF OF RARE HOSPITALITY INTERNATIONAL, INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.